UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 29, 2003

                              ENHANCE BIOTECH, INC.
               (Exact name of issuer as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-31653
                            (Commission File Number)

                                   95-4766094
                        (IRS Employer Identification No.)

        35th Floor, 1285 Avenue of the Americas, New York, New York 10019
               (Address of principal executive offices) (Zip Code)

                                 (212) 561-1716
              (Registrant's telephone number, including area code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Effective as of April 29, 2003, Enhance Biotech, Inc., f/k/a Becor Communications, Inc. (the "Registrant"), acquired all of the issued and outstanding stock of Enhance Lifesciences Inc., a Delaware corporation ("ELSI"), and ELSI became a wholly-owned subsidiary of the Registrant, pursuant to an Acquisition Agreement (the "Acquisition"), dated as of February 6, 2003, by and among the Registrant and ELSI (the "Acquisition Agreement"). In connection with the Acquisition, the Registrant issued an aggregate of 14,516,000 restricted shares of its common stock to the shareholders of ELSI, representing 90% of the Registrant's outstanding stock at that time, in exchange for all the shares of ESLI held by the ELSI shareholders (the "Exchange"), pursuant to those certain Purchase and Sale Agreements, by and between the Registrant, ELSI and each of the ELSI shareholders (the "Purchase and Sale Agreements"). The Exchange was based upon an exchange ratio of one (1) share of ELSI for every 0.7258 shares of the Registrant's common stock.

The Exchange resulted in a change of control of the Registrant. Prior to the Exchange Buddy Young, an individual ("Young"), owned 77% of the Registrant. Prior to the Exchange The Steven H. Rouhandeh 1999 Family Trust owned 210,000 shares of ELSI, The Chloe H. Rouhandeh Trust owned 210,000 shares of ELSI, The Sophie C. Rouhandeh Trust directly owned 210,000 shares of ELSI, SCO Capital Partners LLC owned 6,370,000 shares of ELSI, ML Laboratories PLC owned 2,000,000 shares of ELSI, Bioaccelerate Ltd. owned 2,500,000 shares of ELSI, Jano Holdings Limited owned 2,500,000 shares of ELSI, Crescendo Holdings Limited owned 3,500,000 shares of ELSI, Stegram Pharmaceuticals Limited owned 100,000 shares of ELSI, Kingston Scientific Partnership Ltd. owned 500,000 shares of ELSI, RLI Ltd. owned 400,000 shares of ELSI, Christopher Every owned 500,000 shares of ELSI, Technology Finance Ltd. owned 530,000 shares of ELSI and Astride Property Holdings Ltd. owned 470,000 shares of ELSI.

Subsequent to the Exchange, the former ELSI shareholders owned restricted shares of the Registrant's common stock as follows: The Steven H. Rouhandeh 1999 Family Trust directly owned 152,418 shares or .94%, The Chloe H. Rouhandeh Trust directly owned 152,418 shares or .94%, The Sophie C. Rouhandeh Trust directly owned 152,418 shares or .94%, SCO Capital Partners LLC directly owned 4,623,346 shares or 28.66%, ML Laboratories PLC directly owned 1,451,600 shares or 8.99%, Bioaccelerate Ltd. directly owned 1,814,500 shares or 11.24%, Jano Holdings Limited directly owned 814,500 shares and indirectly owned 500,000 shares through its subsidiary JSMCL Capital Limited and 500,000 shares through its subsidiary SBI Bioventures Limited or an aggregate of 11.24%, Crescendo Holdings Limited directly owned 2,540,300 shares or 15.74%, Stegram Pharmaceuticals Limited directly owned 72,580 shares or .44%, Kingston Scientific Partnership Ltd. directly owned 362,900 shares or 2.24%, RLI Ltd. directly owned 290,320 shares or 1.79%, Christopher Every directly owned 362,900 shares or 2.24%, Technology Finance Ltd. directly owned 384,674 shares or 2.38% and Astride Property Holdings Ltd. directly owned 341,126 shares or 2.11%, for an aggregate combined ownership of 90% of the Registrant's outstanding capital stock. Each of the former ELSI shareholders disclaims membership in a "group" as described in
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended,


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and  disclaims  beneficial  ownership of any shares other than those shares such person has direct ownership of.

In connection with the Acquisition and Exchange, ELSI and Young entered in to a consulting agreement, pursuant to which Young is engaged as a consultant on a non-exclusive and part time basis for two years in exchange for a promissory note in the amount of $200,000, accruing interest at a rate of 2% per annum (the "Note"), payable in monthly installments to Young over the period starting on June 1, 2003 and ending on December 1, 2004.

In connection with the Acquisition and Exchange and the change in control of the Registrant, the current officers and directors of the Registrant resigned and the following three persons were appointed as directors: Lee Cole, Christopher Every and Roger Holdom. The following individuals were appointed to the following offices of the Registrant: Christopher Every as the President and Chief Executive Officer, Lee Cole as the Chief Financial Officer and Secretary and Linden Boyne as the Vice President.

In the event that the Registrant defaults on the Note, such default to include not consummating, on or before October 29, 2003, a private placement of newly issued shares of the Registrant's common stock at a price of not less than $1.50 per share and gross proceeds of not less than $2,000,000 or a merger or business combination as a result of which the combined entity would have assets of at least $2,000,000 in excess of the Registrant's cash assets prior to the Acquisition and net assets in excess of net liabilities, which net amount is at least $2,000,000 greater than the amount of net assets of the Registrant in excess of the Registrant's nets liabilities prior to the Acquisition, then Young has the option to cause the Registrant to spin-off its ELSI subsidiary to the original shareholders of ELSI, as they existed prior to the Exchange, on a pro rata basis, with the original shareholders of the Registrant, as they existed prior to the Exchange, retaining an aggregate shareholding of 10% of ELSI (the "Spin-off"). Young also has the option, post-Spin-off, to cause the Registrant to effect a reverse stock split of its capital stock and a capitalization of the Note on terms Young deems reasonable. In connection with the foregoing, each of the ELSI shareholders has executed an irrevocable limited proxy in favor of Young, or his affiliate L. Stephen Albright, which allows him upon a default of the Note to vote such ELSI shareholders' shares to effect the Spin-off, the reverse stock split or a change in the Registrant's board of directors in connection therewith.

The foregoing is a summary of terms and conditions of the Acquisition and Exchange. The complete terms and conditions of the Acquisition and Exchange are set forth in the agreements, which are filed as exhibits to this Report.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Effective as of April 29, 2003, the Registrant acquired all of the issued and outstanding stock of ELSI, which is engaged in the business of developing a portfolio of products for the drug market to address so-called "lifestyle dysfunction's", including products for the treatment of sexual dysfunction, anti-aging, depression, cellulite, in-vitro fertilization and arthritis. Pursuant to the Acquisition Agreement, ELSI became a wholly-owned subsidiary of the Registrant. Pursuant to those certain Purchase and Sale Agreements, in exchange for their ELSI shares, the Registrant


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issued an aggregate of 14,516,000 shares of its common stock to the shareholders of ELSI, representing 75.7% of the Registrant's outstanding stock at that time. The purchase was based upon an exchange ratio of one (1) share of ELSI for every
0.7258 shares of the Registrant's common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements.

The audited financial statements of the Registrant for the fiscal years ended January 31, 2002 and 2003 and the interim period ended April 29, 2003 will be filed by amendment to this Report within 60 days after the date this report must be filed.

         (b)   Exhibits.



           Exhibit No.                       Description
           -----------    ------------------------------------------------------

             10.1         Acquisition  Agreement,  dated as of February 6, 2003,
                          among    Enhance    Biotech,    Inc.    (f/k/a   Becor
                          Communications, Inc.) and Enhance Lifesciences Inc.*

             10.2 Amendment No. 1 to Acquisition Agreement, dated as of February 6, 2003, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.) and Enhance Lifesciences Inc.*

             10.3 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and Stegram Pharmaceuticals Limited.

             10.4         Irrevocable   Limited   Proxy    issued   by   Stegram
                          Pharmaceuticals Limited to Buddy Young and L. Stephen Albright.*

             10.5 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and Crescendo Holdings Ltd.*

             10.6 Irrevocable Limited Proxy issued by Crescendo Holdings Ltd. to Buddy Young and L. Stephen Albright.*

             10.7 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and Kingston Scientific Partnership Ltd.*

             10.8         Irrevocable   Limited   Proxy   issued   by   Kingston
                          Scientific Partnership Ltd. to Buddy Young and L. Stephen Albright.*

             10.9 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and Christopher Every.*


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


           Exhibit No.                       Description
           -----------    ------------------------------------------------------

             10.10 Irrevocable Limited Proxy issued by Christopher Every to Buddy Young and L. Stephen Albright.*

             10.11 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and RLI Ltd.*

             10.12 Irrevocable Limited Proxy issued by RLI Ltd. to Buddy Young and L. Stephen Albright.*

             10.13 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.),
                          Enhance Lifesciences Inc. and Astride Property Holdings Limited.*

             10.14        Irrevocable  Limited  Proxy  issued  Astride  Property
                          Holdings   Limited  to  Buddy  Young  and  L.  Stephen
                          Albright.*

             10.15 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and Jano Holdings Limited.*

             10.16 Irrevocable Limited Proxy issued Jano Holdings Limited to Buddy Young and L. Stephen Albright.*

             10.17 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and Bioaccelerate Limited.*

             10.18 Irrevocable Limited Proxy issued by Bioaccelerate Limited to Buddy Young and L. Stephen Albright.*

             10.19 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and Technology Finance Ltd.*

             10.20 Irrevocable Limited Proxy issued by Technology Finance Ltd. to Buddy Young and L. Stephen Albright.*

             10.21 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and The Chloe H. Rouhandeh Trust.*

             10.22        Irrevocable  Limited  Proxy  issued  by The  Chloe  H.
                          Rouhandeh   Trust  to  Buddy  Young  and  L.   Stephen
                          Albright.*

             10.23 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and The Sophie Rouhandeh Trust.*

             10.24        Irrevocable   Limited   Proxy  issued  by  The  Sophie
                          Rouhandeh   Trust  to  Buddy  Young  and  L.   Stephen
                          Albright.*

             10.25 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and The Steven H. Rouhandeh 1999 Family Trust.

             10.26        Irrevocable  Limited  Proxy  issued  by The  Steven H.
                          Rouhandeh 1999 Family Trust to Buddy Young and L. Stephen Albright.*


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


           Exhibit No.                       Description
           -----------    ------------------------------------------------------

             10.27 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and SCO Capital Partners LLC.*

             10.28        Irrevocable   Limited  Proxy  issued  by  SCO  Capital
                          Partners LLC to Buddy Young and L. Stephen Albright.*

             10.29 Purchase and Sale Agreement with Proxy, among Enhance Biotech, Inc. (f/k/a Becor Communications, Inc.), Enhance Lifesciences Inc. and ML Laboratories Plc.*

             10.30 Irrevocable Limited Proxy issued by ML Laboratories Plc. to Buddy Young and L. Stephen Albright.*

             10.31 Consulting Agreement, among Enhance Biotech, Inc., Enhance Lifesciences Inc. and Buddy Young.*

             10.32 Promissory Note, dated April 29, 2003, issued by Enhance Biotech, Inc. to Buddy Young.*


* To be filed by amendment.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENHANCE BIOTECH, INC.






Date: May 14, 2003                        By: /s/ Christopher Every
                                              ------------------------------
                                              Name:  Christopher Every
                                              Title: Chief Executive Officer


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